UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of report (Date of earliest event reported): March 15, 2004


                             PINNACLE AIRLINES CORP.
               (Exact Name of Registrant as Specified in Charter)


                        Commission File Number 001-31898










          Delaware                                              03-0376558
  (State or other jurisdiction                              (I. R. S. Employer
of incorporation or organization)                           Identification No.)

1689 Nonconnah Blvd, Suite 111 Memphis, TN                         38132
(Address of principal executive offices)                         (Zip Code)


               Registrant's telephone number, including area code
                                 (901) 348-4100

Item 5.  Other Events and Required FD Disclosure


     On March 15, 2004, Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp., issued a press release to announce that its Fleet and Passenger Service Employees, represented by the Paper, Allied-Industrial, Chemical & Energy Workers International Union (PACE), ratified a tentative agreement that was reached on February 26, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


         (c)           Exhibits:

           Exhibit
            Number      Description
         -------------  -------------------------------------------------------

             99.1 Press release issued by Pinnacle Airlines Inc. dated March 15, 2004

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     PINNACLE AIRLINES CORP.
                                     (Registrant)

                                     By: /s/ Curtis E. Sawyer
                                        ------------------------
                                     Curtis E. Sawyer,
                                     Vice President and Chief Financial Officer



March 16, 2004

                                INDEX TO EXHIBITS


   Exhibit
    Number       Description
---------------  --------------------------------------------------------------

     99.1        Press release issued by Pinnacle Airlines Inc. dated
                 March 15, 2004

                                                                   Exhibit 99.1

Pinnacle Airlines Employees Ratify PACE Contract

Pinnacle Airlines, Inc., a wholly owned subsidiary of Pinnacle Airlines Corp. (NASDAQ: PNCL), announces that its Fleet and Passenger Service Employees, represented by the Paper, Allied-Industrial, Chemical & Energy Workers International Union (PACE), ratified a tentative agreement that was reached on February 26, 2004. The contract covers nearly 500 employees working in 19 stations across Pinnacle's network and was ratified with 73% of those voting in favor of the agreement. The contract terms will be implemented immediately.

PACE has represented these employees since May 2003.

Pinnacle Airlines, Inc., operates under the name Northwest Airlink and provides service to 82 destinations in the United States and Canada. Pinnacle operates an all-jet fleet of Canadair 44 and 50-seat Regional Jets from Northwest hubs at Detroit, Memphis and Minneapolis - St. Paul. Pinnacle Airlines maintains its headquarters in Memphis, Tenn., and employs more than 2,200 People. For further information, visit our web-site at www.nwairlink.com.

This press release contains various forward-looking statements that are based on management's beliefs, as well as assumptions made by and information currently available to management. Although the Company believes that the expectations reflected in such forward-looking statements are reasonable; it can give no assurance that such expectations will prove to have been correct. Such statements are subject to certain risks, uncertainties and assumptions, including those set forth in our filings with the Securities and Exchange Commission, which are available to investors at our web-site or on line from the Commission. Should one of more of these risks or uncertainties materialize, or should underlying assumptions prove erroneous, actual results may vary materially from results that were anticipated or projected. The Company does not intend to update these forward-looking statements before its next required filing with the Securities and Exchange Commission.


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